Exhibit 10.25

AMENDMENT to the

AGREEMENT FOR WAFER PRODUCTION AND TESTING

between

Advanced Power Technology

405 S.W. Columbia Street, Bend, Oregon, USA

and

Infineon Technologies Austria AG

Siemensstr. 2 , 9500 Villach, Austria

This Amendment is effective as of the 1st day of April, 2004 and remains in effect through March 31, 2005.

WHEREAS, Advanced Power Technology (hereinafter “APT”) and Siemens Aktiengesellschaft (hereinafter “Siemens”) entered into the Agreement for Wafer Production and Testing on February 11, 1998 (hereinafter “Basic Agreement”);

WHEREAS, the Basic Agreement was amended in the Amendment to the Agreement for Wafer Production and Testing (hereinafter “Amendment”) between APT and Infineon Technologies AG, Munich, Germany, the latter being the legal successor of Siemens, on July 19, 2000 (both Agreements to be referred hereafter as “Agreements”); The primary purpose of the amendment being to

•    agree to a more formal set of communications for all matters relative to these agreements.

•    fix capacity by month committed to APT in terms of Wafer Starts Per Week (wspw) thru September 2001.

•    fix wafer/die pricing through September 2001 on a [ * ] wspw basis and establish annual negotiations thereafter.

•    express Infineon’s consent to have the amendment filed with the US SEC.

WHEREAS, both Agreements were amended February 5, 2001 by an Extension Agreement (also to be referred to hereafter as “Agreements”); The primary purpose of this amendment being to

•    extend the scope of the Agreement to include APT’s MOSVI and MOSVII technologies and deliver wafers to APT based on these processes accordingly;

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

WHEREAS, both Agreements were amended January 1, 2002

•    revised wafer/die pricing for wafer/die shipments to APT during Calendar Year (CY) 2002. (January 1, 2002 thru December 31, 2002)

•    a minimum wspw volume guarantee by APT.

•    an additional price reduction opportunity for APT in the form of a rebate if the total number of wafers started in CY2002 meets or exceeds a predetermined quantity.

WHEREAS, the previous agreements were amended on January 6, 2003 to

•    extend the scope of the Agreements to include APT’s MosVII IGBT technology and deliver wafers processed to a mutually agreed upon process flow to APT based on these processes accordingly

•    agree that during the transfer period of the MosVII IGBT process a cost of [ * ] will be shared [ * ] between APT and Infineon, billed to APT on a monthly basis.

WHEREAS, the previous agreements and amendments are assigned from Infineon Technologies AG, Munich, Germany, to Infineon Technologies Austria AG (hereinafter “Infineon Austria”)

NOW, THEREAFTER, based on mutual promises contained herein and intending to be legally bound, the parties agree to the following terms and conditions:

1.   Die prices for MosV technology will increase by [ * ] effective June 1, 2004 as reflected in Exhibit A.

2.   Wafer prices for Mos6&7, Mosfet & IGBT technology will increase by [ * ] effective June 1, 2004 as reflected in Exhibit A.

3.   The Minimum Volume Commitment of APT stays at [ * ] wspw and start rules guided by the first week starts being fixed, the next 7 weeks allowed delta being [ * ], the following 5 weeks allowed delta being [ * ], and no limits to the % delta after that, apply.

4.   Infineon Austria will use commercially reasonable efforts to support APT’s requirements in the event that a weekly capacity of more than [ * ] wspw is required within the rules of forecast changes defined in paragraph 3 above.

5.   Notwithstanding paragraph 3 above, Infineon commits as a minimum the following capacity to APT.

a.   April’04 – June’04, “2Q04”, [ * ]  wspw.

b.   July’04 – September’04, “3Q04”, [ * ] wspw.

c.   October’04 – December’04, “4Q04”, [ * ] wspw

d.   January’05 – March’05, “1Q05”, [ * ] wspw.

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

6.   In case no agreement can be achieved during the next annual negotiation by the end of March 2005 the prices and volumes based on the latest confirmed monthly forecast will continue to apply. Prices then in existence are those in place at the time of that annual negotiation, the volumes confirmed in the latest monthly forecast define the maximum capacity commitment of Infineon to APT for the consecutive 6 months beginning April 1, 2005 and will be [ * ] wspw for following 6 months. During this period APT agrees to start a minimum of [ * ] WSPW including wafers started on a “risk basis” as defined in prior agreements.

MISCELLANEOUS

7.   Infineon Austria hereby expressly gives its consent to have this agreement filed with the US SEC with the understanding that confidential information such as that related to pricing, volume, and other special arrangements be omitted.

8.   Except as otherwise explicitly amended in paragraphs 1 to 6 above, the terms and conditions of the Basic Agreement and its prior Amendments shall remain in full force and effect.

ADVANCED POWER TECHNOLOGY      INFINEON TECHNOLOGIES Austria AG

By	Patrick Sireta	By	Arunjai Mittal

Date		Date

By	Russell Crecraft	By	Andreas Urschitz

Date		Date

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

Exhibit A

Die Based Pricing

APT MOSV TYPE	Infineon TYPE	Die Price effective 1-Jan-02	Die Price effective 1-Jun-04
515-040	C9000A00411	[ * ]	[ * ]
515-050	C9000A00511	[ * ]	[ * ]
515-060	C9000A00611	[ * ]	[ * ]
515-060	C9000A00611	[ * ]	[ * ]
596-080	C9001A00811	[ * ]	[ * ]
566-040	C9002A00411	[ * ]	[ * ]
566-050	C9002A00511	[ * ]	[ * ]
566-060	C9002A00611	[ * ]	[ * ]
576-080	C9003A00811	[ * ]	[ * ]
576-100	C9003A01011	[ * ]	[ * ]
576-120	C9003A01211	[ * ]	[ * ]
5F6-010	C9004A00111	[ * ]	[ * ]
5F6-020	C9004A00211	[ * ]	[ * ]
5F6-030	C9004A00311	[ * ]	[ * ]
546-040	C9005A00411	[ * ]	[ * ]
546-050	C9005A00511	[ * ]	[ * ]
546-060	C9005A00611	[ * ]	[ * ]
5K6-010	C9006A00111	[ * ]	[ * ]
5K6-020	C9006A00211	[ * ]	[ * ]
5K6-030	C9006A00311	[ * ]	[ * ]
556-040	C9007A00411	[ * ]	[ * ]
556-050	C9007A00511	[ * ]	[ * ]
556-060	C9007A00611	[ * ]	[ * ]
586-080	C9008A00811	[ * ]	[ * ]
586-100	C9008A01011	[ * ]	[ * ]
586-120	C9008A01211	[ * ]	[ * ]
5F7-040	C9009A00411	[ * ]	[ * ]
5F7-050	C9009A00511	[ * ]	[ * ]
5F7-060	C9009A00611	[ * ]	[ * ]
547-010	C9010A00111	[ * ]	[ * ]

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

APT MOSV TYPE	Infineon TYPE	Die Price effective 1-Jan-02	Die Price effective 1-Jun-04
547-020	C9010A00211	[ * ]	[ * ]
547-030	C9010A00311	[ * ]	[ * ]
527-040	C9011A00411	[ * ]	[ * ]
527-050	C9011A00511	[ * ]	[ * ]
527-060	C9011A00611	[ * ]	[ * ]
557-080	C9012A00811	[ * ]	[ * ]
557-100	C9012A01011	[ * ]	[ * ]
557-120	C9012A01211	[ * ]	[ * ]
538-010	C9013A00111	[ * ]	[ * ]
538-020	C9013A00211	[ * ]	[ * ]
538-030	C9013A00311	[ * ]	[ * ]
528-040	C9014A00411	[ * ]	[ * ]
528-050	C9014A00511	[ * ]	[ * ]
528-060	C9014A00611	[ * ]	[ * ]
548-080	C9015A00811	[ * ]	[ * ]
548-100	C9015A01011	[ * ]	[ * ]
548-120	C9015A01211	[ * ]	[ * ]
548-140	C9015A1411	[ * ]	[ * ]
577-040	C9016A00411	[ * ]	[ * ]
577-050	C9016A00511	[ * ]	[ * ]
577-060	C9016A00611	[ * ]	[ * ]
5K7-010	C9017A00111	[ * ]	[ * ]
5K7-020	C9017A00211	[ * ]	[ * ]
5K7-030	C9017A00311	[ * ]	[ * ]
587-080	C9018A00811	[ * ]	[ * ]
587-100	C9018A01011	[ * ]	[ * ]
587-120	C9018A01211	[ * ]	[ * ]
558-400	C9019A00411	[ * ]	[ * ]
558-500	C9019A00511	[ * ]	[ * ]
558-600	C9019A00611	[ * ]	[ * ]

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

Wafer Based Pricing

MOSVI Voltage	Wafer Price effective 1-Jan-02	Wafer Price effective 1-Jun-04
100	[ * ]	[ * ]
200	[ * ]	[ * ]
300	[ * ]	[ * ]
400	[ * ]	[ * ]
500	[ * ]	[ * ]
600	[ * ]	[ * ]
800	[ * ]	[ * ]
1000	[ * ]	[ * ]
1200	[ * ]	[ * ]

MOSVII Mosfet Voltage	Wafer Price effective 1-Jan-02	Wafer Price effective 1-Jun-04
100	[ * ]	[ * ]
200	[ * ]	[ * ]
300	[ * ]	[ * ]
400	[ * ]	[ * ]
500	[ * ]	[ * ]
550	[ * ]	[ * ]
600	[ * ]	[ * ]
800	[ * ]	[ * ]
1000	[ * ]	[ * ]
1100	[ * ]	[ * ]
1200	[ * ]	[ * ]

MOSVII IGBT Voltage	Wafer Price effective 1-Jan-02	Wafer Price effective 1-Jun-04
300	[ * ]	[ * ]
600	[ * ]	[ * ]
900	[ * ]	[ * ]
1000	[ * ]	[ * ]
1200	[ * ]	[ * ]

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT to the

AGREEMENT FOR WAFER PRODUCTION AND TESTING

between

Advanced Power Technology

and

Infineon Technologies AG

This Amendment is effective as of the 1st day of January, 2003.

WHEREAS,  Advanced Power Technology (hereinafter “APT”) and Siemens Aktiengesellschaft (hereinafter “Siemens”) entered into the Agreement for Wafer Production and Testing on February 11, 1998 (hereinafter “Basic Agreement”);

WHEREAS, the Basic Agreement was amended in the Amendment to the Agreement for Wafer Production and Testing (hereinafter “Amendment”) between APT and Infineon Technologies AG (hereinafter “Infineon”), the latter being the legal successor of Siemens, on July 19, 2000 (both Agreements to be referred hereafter as “Agreements”); The primary purpose of the amendment being to

•    agree to a more formal set of communications for all matters relative to these agreements.

•    fix capacity by month committed to APT in terms of Wafer Starts Per Week (wspw) thru September 2001.

•    fix wafer/die pricing through September 2001 on a [ * ] wspw basis and establish annual negotiations thereafter.

•    express Infineon’s consent to have the amendment filed with the US SEC.

WHEREAS, both Agreements were amended February 5, 2001 by an Extension Agreement (also to be referred to hereafter as “Agreements”); The primary purpose of this amendment being to

•    extend the scope of the Agreement to include APT’s MOSVI and MOSVII technologies and deliver wafers to APT based on these processes accordingly;

WHEREAS, both Agreements were amended January 1, 2002

•    revised wafer/die pricing for wafer/die shipments to APT during Calendar Year (CY) 2002. (January 1, 2002 thru December 31, 2002)

•    a minimum wspw volume guarantee by APT.

•    an additional price reduction opportunity for APT in the form of a rebate if the total number of wafers started in CY2002 meets or exceeds a predetermined quantity.

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

WHEREAS, both companies desire to extend the scope of the Agreements to include APT’s MosVII IGBT technology and deliver wafers processed to a mutually agreed upon process flow to APT based on these processes accordingly.

NOW, THEREAFTER, based on mutual promises contained herein and intending to be legally bound, the parties agree to the following terms and conditions:

1.   The MosVII IGBT wafer pricing is set forth in the following table.

MOSVII IGBT Voltage	Wafer Price effective
600	[ * ]
900	[ * ]
1000	[ * ]
1200	[ * ]

2.   APT agrees that during the transfer period of the MosVII IGBT process a cost of [ * ] will be shared [ * ] between APT and Infineon, billed to APT on a monthly basis.

3.   Infineon hereby expressly gives its consent to have this agreement filed with the US SEC with the understanding that confidential information such as that related to pricing, volume, and other special arrangements be omitted.

MISCELLANEOUS

Except as otherwise explicitly amended hereby, the terms and conditions of the Basic Agreement and its Amendments shall remain in full force and effect.

ADVANCED POWER TECHNOLOGY	INFINEON TECHNOLOGIES AG

By	By

Date	Date

By	By

Date	Date

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT to the

AGREEMENT FOR WAFER PRODUCTION AND TESTING

between

Advanced Power Technology

and

Infineon Technologies AG

This Amendment is effective as of the 1st day of January, 2002.

WHEREAS,  Advanced Power Technology (hereinafter “APT”) and Siemens Aktiengesellschaft (hereinafter “Siemens”) entered into the Agreement for Wafer Production and Testing on February 11, 1998 (hereinafter “Basic Agreement”);

WHEREAS, the Basic Agreement was amended in the Amendment to the Agreement for Wafer Production and Testing (hereinafter “Amendment”) between APT and Infineon Technologies AG (hereinafter “Infineon”), the latter being the legal successor of Siemens, on July 19, 2000 (both Agreements to be referred hereafter as “Agreements”); The primary purpose of the amendment being to

•    agree to a more formal set of communications for all matters relative to these agreements.

•    fix capacity by month committed to APT in terms of Wafer Starts Per Week (wspw) thru September 2001.

•    fix wafer/die pricing through September 2001 on a [ * ] wspw basis and establish annual negotiations thereafter.

•    express Infineon’s consent to have the amendment filed with the US SEC.

WHEREAS, both Agreements were amended February 5, 2001 by an Extension Agreement (also to be referred to hereafter as “Agreements”); The primary purpose of this amendment being to

•    extend the scope of the Agreement to include APT’s MOSVI and MOSVII technologies and deliver wafers to APT based on these processes accordingly;

WHEREAS, both parties wish to amend the existing Agreements to reflect

•    revised wafer/die pricing for wafer/die shipments to APT during Calendar Year (CY) 2002. (January 1, 2002 thru December 31, 2002)

•    a minimum wspw volume guarantee by APT.

•    an additional price reduction opportunity for APT in the form of a rebate if the total number of wafers started in CY2002 meets or exceeds a predetermined quantity.

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

NOW, THEREAFTER, based on mutual promises contained herein and intending to be legally bound, the parties agree to the following terms and conditions:

1.   All references to wafer/die prices in the existing Agreements shall be replaced by those listed in the following table and shall apply to all applicable products shipped to APT effective January 1, 2002. (including EPI, US Currency)

Die Based Pricing

APT MOSV TYPE	Infineon TYPE	Previous Die Price	Die Price effective January 1, 2002
515-040	C9000A00411	[ * ]	[ * ]
515-050	C9000A00511	[ * ]	[ * ]
515-060	C9000A00611	[ * ]	[ * ]
596-080	C9001A00811	[ * ]	[ * ]
566-040	C9002A00411	[ * ]	[ * ]
566-050	C9002A00511	[ * ]	[ * ]
566-060	C9002A00611	[ * ]	[ * ]
576-080	C9003A00811	[ * ]	[ * ]
576-100	C9003A01011	[ * ]	[ * ]
576-120	C9003A01211	[ * ]	[ * ]
5F6-010	C9004A00111	[ * ]	[ * ]
5F6-020	C9004A00211	[ * ]	[ * ]
5F6-030	C9004A00311	[ * ]	[ * ]
546-040	C9005A00411	[ * ]	[ * ]
546-050	C9005A00511	[ * ]	[ * ]
546-060	C9005A00611	[ * ]	[ * ]
5K6-010	C9006A00111	[ * ]	[ * ]
5K6-020	C9006A00211	[ * ]	[ * ]
5K6-030	C9006A00311	[ * ]	[ * ]
556-040	C9007A00411	[ * ]	[ * ]
556-050	C9007A00511	[ * ]	[ * ]
556-060	C9007A00611	[ * ]	[ * ]
586-080	C9008A00811	[ * ]	[ * ]
586-100	C9008A01011	[ * ]	[ * ]
586-120	C9008A01211	[ * ]	[ * ]

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

APT MOSV TYPE	Infineon TYPE	Previous Die Price	Die Price effective January 1, 2002
5F7-040	C9009A00411	[ * ]	[ * ]
5F7-050	C9009A00511	[ * ]	[ * ]
5F7-060	C9009A00611	[ * ]	[ * ]
547-010	C9010A00111	[ * ]	[ * ]
547-020	C9010A00211	[ * ]	[ * ]
547-030	C9010A00311	[ * ]	[ * ]
527-040	C9011A00411	[ * ]	[ * ]
527-050	C9011A00511	[ * ]	[ * ]
527-060	C9011A00611	[ * ]	[ * ]
557-080	C9012A00811	[ * ]	[ * ]
557-100	C9012A01011	[ * ]	[ * ]
557-120	C9012A01211	[ * ]	[ * ]
538-010	C9013A00111	[ * ]	[ * ]
538-020	C9013A00211	[ * ]	[ * ]
538-030	C9013A00311	[ * ]	[ * ]
528-040	C9014A00411	[ * ]	[ * ]
528-050	C9014A00511	[ * ]	[ * ]
528-060	C9014A00611	[ * ]	[ * ]
548-080	C9015A00811	[ * ]	[ * ]
548-100	C9015A01011	[ * ]	[ * ]
548-120	C9015A01211	[ * ]	[ * ]
548-140	C9015A1411	[ * ]	[ * ]
577-040	C9016A00411	[ * ]	[ * ]
577-050	C9016A00511	[ * ]	[ * ]
577-060	C9016A00611	[ * ]	[ * ]
5K7-010	C9017A00111	[ * ]	[ * ]
5K7-020	C9017A00211	[ * ]	[ * ]
5K7-030	C9017A00311	[ * ]	[ * ]
587-080	C9018A00811	[ * ]	[ * ]
587-100	C9018A01011	[ * ]	[ * ]
587-120	C9018A01211	[ * ]	[ * ]
558-400	C9019A00411	[ * ]	[ * ]

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

APT MOSV TYPE	Infineon TYPE	Previous Die Price	Die Price effective January 1, 2002
558-500	C9019A00511	[ * ]	[ * ]
558-600	C9019A00611	[ * ]	[ * ]
588-080	C9020A0811	[ * ]	[ * ]
588-100	C9020A1011	[ * ]	[ * ]
588-120	C9020A1211	[ * ]	[ * ]

Wafer Based Pricing

MOSVI Voltage	Previous Wafer Price	Wafer Price effective January 1, 2002
100	[ * ]	[ * ]
200	[ * ]	[ * ]
300	[ * ]	[ * ]
400	[ * ]	[ * ]
500	[ * ]	[ * ]
600	[ * ]	[ * ]
800	[ * ]	[ * ]
1000	[ * ]	[ * ]
1200	[ * ]	[ * ]

MOSVII Mosfet Voltage	Previous Wafer Price	Wafer Price effective1-Jan-02
100	[ * ]	[ * ]
200	[ * ]	[ * ]
300	[ * ]	[ * ]
400	[ * ]	[ * ]
500	[ * ]	[ * ]
600	[ * ]	[ * ]
800	[ * ]	[ * ]
1000	[ * ]	[ * ]
1200	[ * ]	[ * ]

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

The provisions for transitioning from a wafer based price to a die based price and for qualification lot charge calculation shall remain as defined in the prior agreements.

2.   APT agrees to start a minimum of [ * ] wspw including wafers started on a “risk” basis as defined in prior Agreements during CY2002.

3.   Infineon agrees that if and when the total quantity of wafers started by APT during CY2002 meets or exceeds [ * ] wafers that an additional rebate of [ * ] will be given to APT which will be applied to the total number of wafers procured by APT in CY2002.

4.   Infineon hereby expressly gives its consent to have this agreement filed with the US SEC with the understanding that confidential information such as that related to pricing, volume, and other special arrangements be omitted.

MISCELLANEOUS

Except as otherwise explicitly amended hereby, the terms and conditions of the Basic Agreement and its Amendments shall remain in full force and effect.

ADVANCED POWER TECHNOLOGY	INFINEON TECHNOLOGIES AG

By	By

Date	Date

By	By

Date	Date

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT AND EXTENSION AGREEMENT to the

AGREEMENT FOR WAFER PRODUCTION AND TESTING

(hereinafter “Extension Agreement”)

between

Advanced Power Technology

And

Infineon Technologies AG

WHEREAS, Advanced Power Technology (hereinafter “APT”) and Siemens Aktiengesellschaft (hereinafter “Siemens”) entered into the Agreement for Wafer Production and Testing on February 11, 1998 (hereinafter “Basic Agreement”);

WHEREAS, the Basic Agreement was amended in the Amendment to the Agreement for Wafer Production and Testing (hereinafter “Amendment”) between APT and Infineon Technologies AG (hereinafter “Infineon”), the latter being the legal successor of Siemens, on July 19, 2000 (both Agreements to be referred hereafter as “Agreements”);

WHEREAS, in the Agreements, Infineon agreed to install APT’s MOSV process and deliver wafers to APT based on this MOSV process accordingly;

WHEREAS, APT wishes, and Infineon is willing, to install APT’s MOSVI and MOSVII processes and deliver wafers based on these new processes in addition to APT’s MOSV process;

WHEREAS, both parties wish to extend the agreements to the MOSVI and MosVIl processes by concluding this Extension Agreement and to include MOSVI/MOSVII into Infineon’s committed capacity obligation as defined in the Agreements and APT’s minimum ordering quantity obligation for MOSV and MOSVI and MOSVII processes;

WHEREAS, both parties agree that the MOSVI and MOSVII processes are separate and distinct;

NOW, THEREAFTER, based on mutual promises contained herein and intending to be legally bound, the parties agree to the following terms and conditions:

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

DEFINITIONS:

As far as not expressly modified herein, all the definitions as defined in the Agreements shall equally apply to the MOSVI and MOSVII processes except as follows:

For the MOSVI and MOSVII processes:

•    Exhibit 1 of the Basic Agreement shall be replaced in numbers and types by Exhibit 1a.

•    Exhibit 2 of the Basic Agreement requirements shall apply to the amended Exhibit 1a.

•    Exhibit 5 of the Basic Agreement shall be superceded by Section II of this Extension Agreement.

•    Exhibit 6 of the Basic Agreement shall be amended to reflect that APT agrees that during the transfer period of the MOSVI and MOSVII processes (six months), a cost of [ * ] will be shared [ * ] between APT and Infineon, billed to APT on a monthly basis.

•    Fixed Die Prices” for the MOSVI and MOSVII processes shall be the die prices based on wafer prices as specified in Section IV of this Extension Agreement, yield wafer lot [ * ], optical and test yield as defined in Section 2.3.1.4 of this Extension Agreement for the first three months of production and newly achieved optical and test yield for the time following the first three months.

I.        GENERAL

The parties hereby agree that all terms and conditions of the Agreements shall equally apply to the MOSVI and MOSVII processes as far as not specifically modified hereafter.

II.       QUALIFICATION

For the MOSVI and MOSVII processes, Section 2.3.1 of the Basic Agreement shall be amended by adding the following subparagraphs:

2.3.1.1             Ordering and delivery of Wafers and/or Good Dies based on the MOSVI and MOSVII processes shall only take place after the following preconditions have been met:

2.3.1.2             APT must have given its qualification approval for the MOSVI or MOSVII process and each individual Power MaS die, manufactured with these processes.

2.3.1.3             Infineon has successfully performed tests of seventy hours HTRB, twelve hours HTGB, eighteen hours HTNA at its manufacturing site in Villach in wafer form. APT is hereby

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

expressly permitted to attend these tests by giving advance written notice to Infineon.

2.3.1.4                     The optical and test yields of die types as specified in Exhibit 1a of this Extension Agreement have been achieved.

For the MOSVI and MOSVII processes, Sections 2.3.2 and 2.3.3 of the Basic Agreement shall be amended and restated as follows:

2.3.2                        For the purpose of qualification as specified in Exhibit 4 of the Basic Agreement and Section II of this Extension Agreement, Infineon shall provide APT with the agreed upon Number of Wafers. Infineon shall be paid two times the wafer price as specified in Section IV of this Extension Agreement. Infineon shall, in accordance with the agreed schedule, deliver to APT any documents and reports as required.

2.3.3                        Prior to completion of the qualification, APT may, in accordance with Exhibit 6, request that Infineon provide Wafers out of “Risk Starts”. Infineon will provide these Wafers out of Risk Starts to APT at the wafer price as specified in Section IV in this Extension Agreement. Payment for such Wafers shall always be made based on one whole lot. For the avoidance of doubt, Infineon does not warrant any yield for Wafers out of Risk starts but is still responsible for line yield and APT will only pay for the actual Wafers out. APT may, during qualification or thereafter, stop production of Wafers for any or all APT Power MOS chips by giving written notice to Infineon. Infineon will stop production following completion of the process step at which the Wafers reside at the time of notification. APT will pay Infineon for all Wafers started prior to Infineon receiving such notice. Prices for Wafers out of Risk Starts shall be the wafer price. Payment for such Wafers shall always be made based on an entire lot.

III       PRODUCTION, FORECAST/ORDERING

For the MOSVI and MOSVII processes, a new Section 3.1 of the Basic Agreement will be amended and restated as follows:

3.1       During transfer and qualification of the MOSVI and/or MOSVII processes, pricing for each Wafer will be two times the wafer prices as stated in Section IV of this Extension Agreement. For the first three months of production following qualification approval, new prices (Fixed Die Prices) will be based on wafer prices as specified in Section IV of this Extension Agreement, yield wafer lot [ * ], and optical and test yield as defined in Section 2.3.1.4 of this Extension Agreement. After three months

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

of production, both parties will perform new tests and review the yield history obtained during the qualification phase and the first three months of production, and determine the new percentage of average lot yield on which to base Fixed Die Prices. The Fixed Die Prices will be recalculated based on these averages. Fixed Die Pricing will not be composed of each good Die actually achieved on each Wafer but will be calculated on a flat rate basis based on the average percentage of Good Die achieved on a lot-by-lot basis.

Section 5 of the Amendment, which formally amended Section 3.3 of the Basic Agreement for Wafer Production and Testing, will be amended for the MOSV and MOSVI/MOSVII processes as follows:

As a basis for long term cooperation, after qualification of the MOSVI process, APT commits to order [ * ] wafer starts per week based on the MOSVI process. After qualification of the MOSVII process, APT’s commitment as it relates to the minimum [ * ] wafer starts per week mentioned above with regard to MOSVI will be based on either the MOSVI or MOSVII process. Should APT fail to fulfill this commitment, APT will pay a “lost opportunity charge” of [ * ] of the Fixed Price for 500v Wafers for the MOSV process as defined in the Amendment.

For the MOSV, MOSVI and MOSVII processes altogether, Infineon commits to reserve for APT the minimum production capacity for a minimum volume (hereinafter “Committed Capacity”) as stated in the Amendment, and to deliver such Wafers to APT or on request of APT, to one of its Subsidiaries. This means that Infineon will have fulfilled the minimum Committed Capacity requirement if Infineon has delivered the quantities of Wafers either based on the MOSV or MOSVI or MOSVII process.

IV.      PRICES, PAYMENT, DELIVERIES AND SHIPMENTS

For the MOSVI and MOSVII processes, the following wafer prices shall apply, will be used as the basis for subsequent calculations of fixed die pricing, and will be fixed through September, 2001.

	US$ MOSVI	MOSVII

100 v	[ * ]	[ * ]

200v	[ * ]	[ * ]

300v	[ * ]	[ * ]

400v	[ * ]	[ * ]

500v	[ * ]	[ * ]

600v	[ * ]	[ * ]

800v	[ * ]	[ * ]

1000v	[ * ]	[ * ]

1200V	[ * ]	[ * ]

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

V.       MISCELLANEOUS

Except as otherwise explicitly amended hereby, the terms and conditions of the Basic Agreement and its Amendment shall remain in full force and effect. Except as not expressly modified herein, all the terms and conditions of the Basic Agreement and the Amendment will equally apply to the MOSVI and MOSVII processes.

DATED this 5th day of MAY, 2001.

ADVANCED POWER TECHNOLOGY AG	INFINEON TECHNOLOGIES

By	By

By	By

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 1a

APT Die MosV	APT Die MosVI	APT Die MosVIl	Infineon P/N	Post Qual Optical I Test Yields
566			9002
		1066	9202	[ * ]
596			9001	[ * ]
576			9003
	876		9103	[ * ]
		1076	9203	[ * ]
546			9005
5F6			9004
	846		9105	[ * ]
		1046	9205	[ * ]
556			9007
5K6			9006
	856		9107	[ * ]
		1056	9207	[ * ]
586			9008
	886		9108	[ * ]
		1086	9208	[ * ]
5F7			9009
	8F7		9109	[ * ]
		1037	9220	[ * ]
558			9019
		1058	9219	[ * ]
588
		1088		[ * ]
527			9011
547			9010
557			9012
	827		9111	[ * ]
	857		9102	[ * ]
		1027	9211	[ * ]
		1047	9210	[ * ]
		1057	9212	[ * ]
528			9014
538			9013
548			9015
	828		9114	[ * ]
	848		9115	[ * ]
		1028	9214	[ * ]
		1038	9213	[ * ]
		1048	9215	[ * ]
577			9016
5K7			9017
	877		9116	[ * ]
		10K7	9217	[ * ]
		1077	9216	[ * ]
587			9018
	887		9118	[ * ]
		1087	9218	[ * ]

[ * ] = CONFIDENTIAL TREATMENT REQUESTED